
PNC SERIES 1996-2 (1381)
EXHIBIT 99.1
FISCAL 1997


                                                               JANUARY           FEBRUARY              MARCH              APRIL
ISSUE DATE: 06/28/96
CERTIFICATE BALANCE AT ISSUE:  $86,542,998.26

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                     $82,894,017.60     $81,993,453.73     $81,459,668.52     $80,314,963.49
  UNITS                                                            360                358                357                354

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           397,034.76         397,632.93         399,727.03         396,913.06
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                 66,319.65          67,231.46          71,387.88          35,296.40
  LIQUIDATIONS-IN-FULL                                      437,209.46          68,920.82         673,590.12         234,310.39
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00               0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                 900,563.87         533,785.21       1,144,705.03         666,519.85

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00               0.00               0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                      81,993,453.73      81,459,668.52      80,314,963.49      79,648,443.64
  UNITS                                                            358                357                354                352

SCHEDULED INTEREST AT MORTGAGE RATE:                        471,987.86         466,923.69         463,710.62         456,910.72

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                       0.00               0.00               0.00              19.09
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00               0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00               0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00               0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00               0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                            0.00               0.00               0.00              19.09

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00               0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00               0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00               0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00               0.00               0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00               0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                            16,075.20          15,904.95          15,797.96          15,590.29

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                   0.00               0.00               0.00               0.78
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00               0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00               0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00               0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00               0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                       0.00               0.00               0.00               0.78

MISCELLANEOUS EXPENSES:                                           0.00               0.00               0.00               0.00

NET FUNDS DISTRIBUTED                                    $1,356,476.53        $984,803.95      $1,592,617.69      $1,107,858.59




PNC SERIES 1996-2 (1381)
FISCAL 1996
                                                                  MAY                   JUNE               JULY
ISSUE DATE: 06/28/96
CERTIFICATE BALANCE AT ISSUE:  $86,542,998.26

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                         $79,648,443.64     $78,778,703.93     $77,628,202.86
  UNITS                                                                352                350                347

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               398,222.70         398,370.47         398,099.53
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     60,737.42          43,357.11          30,023.04
  LIQUIDATIONS-IN-FULL                                          410,779.59         708,773.49         813,436.75
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                     869,739.71       1,150,501.07       1,241,559.32

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00               0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                          78,778,703.93      77,628,202.86      76,386,643.54
  UNITS                                                                350                347                343

SCHEDULED INTEREST AT MORTGAGE RATE:                            453,245.34         448,661.61         441,137.35

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           0.45               3.56             (35.95)
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                0.45               3.56             (35.95)

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00               0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00               0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00               0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                                15,472.56          15,324.78          15,061.63

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.23               0.18              (1.50)
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.23               0.18              (1.50)

MISCELLANEOUS EXPENSES:                                               0.00               0.00               0.00

NET FUNDS DISTRIBUTED                                        $1,307,512.71      $1,583,841.28      $1,667,600.59




SMSC SERIES 1996-2 (1381)
FISCAL 1997                                                     AUGUST          SEPTEMBER            OCTOBER          NOVEMBER

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                     $76,386,643.54     $75,352,670.98      $74,237,020.85     $73,725,056.02
  UNITS                                                            343                341                 339               338

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           396,612.85         396,288.88          394,725.94         396,745.32
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                 50,281.83          29,252.20           32,878.33          36,312.74
  LIQUIDATIONS-IN-FULL                                      587,077.88         690,109.05           84,360.56         664,931.14
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00                0.00               0.00
  NET PRINCIPAL DISTRIBUTED                               1,033,972.56       1,115,650.13          511,964.83       1,097,989.20

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00               0.00                0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                      75,352,670.98      74,237,020.85       73,725,056.02      72,627,066.82
  UNITS                                                            341                339                 338                334

SCHEDULED INTEREST AT MORTGAGE RATE:                        433,872.90         427,971.73          421,525.26         418,599.65

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                       0.00               0.00                3.17               4.98
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00                0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00                0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                            0.00               0.00                3.17               4.98

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00                0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00                0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUND                                 0.00               0.00                0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                            14,808.69          14,574.97           14,320.68          14,217.54

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                   0.00               0.00                0.09               0.20
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00                0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00                0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                       0.00               0.00                0.09               0.20

MISCELLANEOUS EXPENSES:                                           0.00               0.00                0.00               0.00

NET FUNDS DISTRIBUTED                                    $1,453,036.77      $1,529,046.89         $919,172.49      $1,502,376.09



SMSC SERIES 1996-2 (1381)
FISCAL 1997                                                      DECEMBER              TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         $72,627,066.82     $82,894,017.60
  UNITS                                                                334                360

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               395,216.17       4,765,589.64
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                     28,709.59         551,787.65
  LIQUIDATIONS-IN-FULL                                          246,051.03       5,619,550.28
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00
  NET PRINCIPAL DISTRIBUTED                                     669,976.79      10,936,927.57

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                           71,957,090.03      71,957,090.03
  UNITS                                                                 333                333

SCHEDULED INTEREST AT MORTGAGE RATE:                             412,701.43       5,317,248.16

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           0.00              (4.70)
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                0.00              (4.70)

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                                14,032.52         181,181.77

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.00              (0.02)
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.00              (0.02)

MISCELLANEOUS EXPENSES:                                               0.00               0.00

NET FUNDS DISTRIBUTED                                        $1,068,645.70     $16,072,989.28


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1996-2  (1381)                                   WEIGHTED AVERAGE PC RATE: 6.5868
----------------------------------------------------------------------------------------


INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00              $0.00

  SPECIAL HAZARD  $1,730,860.00    $0.00              $0.00        $0.00      $1,730,860.00

  BANKRUPTCY BOND
  SINGLE-UNITS       $50,000.00    $0.00              $0.00        $0.00         $50,000.00
  MULTI-UNITS             $0.00    $0.00              $0.00        $0.00              $0.00

  MORTGAGE
    REPURCHASE    $1,730,860.00    $0.00              $0.00        $0.00      $1,730,860.00


DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
      4         $722,879.31        0         $0.00            0         $0.00

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
      0         $0.00              0        $0.00



The Class B-4 and Class B-5 Certificates (the "Junior Subordinate Certificates") provide credit support and limited special hazard, bankruptcy and fraud coverage (collectively, "Coverage") to (i) the Class B-1, Class B-2 and Class B-3 Certificates (the "Senior Subordinate Certificates" and, together with the Junior Subordinate Certificates, the "Class B Certificates"), (ii) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class X,
Class P and Class R Certificates (the "Senior Certificates") and (iii) the
Class A-7 Certificates (the "Senior Support Certificates"), to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior, Senior Support and Senior Subordinate Certificates were offered. The Class B-3 Certificates provide coverage to the Class B-1 and Class B-2 Certificates and, the Class B-2 Certificates provide coverage to the Class B-1 Certificates, in each case as described in the Prospectus Supplement. The Senior Subordinate Certificates provide coverage to the
Senior and Senior Support Certificates, and Senior Support Certificates pro-vide coverage to the Senior Certificates, in each case, to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Class B Certificates immediately after the principle and interest distribution on December 26, 1997 are as follows:


                CLASS               CLASS PRINCIPAL BALANCE
                A-7                  $7,490,786.53
                B-1                  $  593,129.69
                B-2                  $  197,710.20
                B-3                  $  316,335.58
                B-4                  $  276,793.18
                B-5                  $  197,710.53


The amount of the special hazard, bankruptcy and fraud coverage, as of the above referenced distribution date is $1,730,860.00, $50,000.00 and $1,730,860.00, respectively.